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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: March 30, 2001
                        (DATE OF EARLIEST EVENT REPORTED)



                           THOMAS & BETTS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Tennessee                                       1-4682
    (STATE OR OTHER JURISDICTION                     (COMMISSION FILE NUMBER)
          OF INCORPORATION)


                                   22-1326940
                        (IRS EMPLOYER IDENTIFICATION NO.)


         8155 T&B Boulevard
         Memphis, Tennessee                                    38125
        (ADDRESS OF PRINCIPAL                               (ZIP CODE)
         EXECUTIVE OFFICES)



               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000


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ITEM 5.  OTHER EVENTS

         On March 30, 2001, Thomas & Betts Corporation (the "Registrant" and the "Corporation") discussed its financial results for the quarter and year ended December 31, 2000, and the restatement of its financial statements for the past five fiscal years. Management also discussed the Corporation's outlook for 2001.

         Management's goal is to return the Corporation to sales levels consistent with its industry peers and is aiming for pre-tax earnings of 7-8%. The foundation for achieving this goal is: solid demand for the Corporation's products; strong brand name; market leader for many product lines; and a customer fulfillment and satisfaction level that has risen dramatically within the past few months. The Corporation expects positive cash flow in 2001 and quarter over quarter improvement in profits.

         Management noted that TYCO Group S.a.r.l. is seeking a purchase price adjustment, as discussed in "Item 3 - Legal Proceedings" in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, on the sale of the Corporation's Electronics OEM business in excess of $50 million. Management believes that TYCO's calculation is incorrect and is vigorously disputing it.

         The conference call was recorded and is available for replay through Friday, April 6, 2001. To access the replay, please call (973) 341-3080 [pin:
2512495]. The recorded webcast will also be available at WWW.TNB.COM.

         Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report and made during the conference call. For those statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

         20.1     Revised 2000 Segment Information

         20.2     March 30, 2001 Conference Call Script



ITEM 9.  REGULATION FD DISCLOSURE

         The Registrant elects to disclose through this filing, pursuant to Regulation FD, the information set forth in the March 30, 2001 conference call script of T. Kevin Dunnigan and John P. Murphy.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Thomas & Betts Corporation
                                (Registrant)




                              By:     /s/ John P. Murphy
                                      ------------------------------------------
                                      John P. Murphy
                              Title:  Senior Vice President and Chief
                                      Financial Officer



Date:  March 30, 2001


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                                  EXHIBIT INDEX



       Exhibit         Description of Exhibits
       -------         -----------------------
         20.1     Revised 2000 Segment Information

         20.2     March 30, 2001 conference call script
